UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2016

MEDICAL TRANSCRIPTION BILLING, CORP.
(Exact name of registrant as specified in its charter)

Delaware	333-192989	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 ― Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired

The consolidated financial statements of MediGain, LLC and subsidiaries (“MediGain”), substantially all of whose assets were acquired on October 3, 2016, are filed as Exhibit 99.1 to this Form 8-K and incorporated herein by this reference.

(b)	Pro forma financial information

Pro forma financial information with respect to the acquisitions of MediGain, the RCM division of QHR Technologies, Inc. (“SoftCare”), Gulf Coast Billing, Inc., Renaissance Medical Billing, LLC, and WFS Financial Services, Inc. is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by this reference.

(d)	Exhibits

Exhibit No.	Description

10.1	Asset Purchase Agreement dated May 2, 2016, by and between the Company and Renaissance Medical Billing, LLC.

10.2	Asset Purchase Agreement dated July 1, 2016, by and among the Company and WFS Services, Inc., Deborah Shapiro, Ann Newman and Michael Newman.

23.1	Consent of Montgomery Coscia Greilich LLP.

99.1	Annual consolidated financial statements of MediGain, LLC and subsidiaries, filed herewith.

99.2	Interim consolidated financial statements of MediGain, LLC and subsidiaries, filed herewith.

99.3	Pro forma financial information with respect to the acquisitions of MediGain, SoftCare, Gulf Coast Billing, Inc., Renaissance Medical Billing, LLC, and WFS Financial Services, Inc., filed herewith.

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SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this person to be signed on its behalf by the undersigned, hereunto duly authorized.

Medical Transcription Billing, Corp.
(Registrant)

By:	/s/ Mahmud Haq
Mahmud Haq
Chairman of the Board and Chief Executive Officer

Date: November 30, 2016

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